UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2006
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Opinion of Quarles & Brady LLP

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On June 22, 2006, Brady Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated, Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, and BMO Capital Markets Corp. (collectively, the “Underwriters”).
     Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 4,000,000 shares of the Company’s Class A Nonvoting Common Stock, $0.01 par value per share (the “Common Stock”), at a price per share of $36.00, less an underwriting discount of $1.62 per share. The Public Offering is expected to close on June 27, 2006. The Company has granted to the Underwriters a 30-day option to purchase up to 600,000 additional shares of Common Stock solely to cover over-allotments, if any.
     Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.
     The shares of the Company’s Common Stock sold pursuant to the Underwriting Agreement were registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-128023) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1 and is incorporated herein by reference.
Item 8.01 OTHER EVENTS
     The information set forth in Item 1.01 is incorporated herein by reference.
     In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated June 22, 2006, and prospectus, dated November 10, 2005, relating to the Public Offering described above, the Company is filing as an exhibit to this Current Report an opinion and consent of Quarles & Brady LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of Common Stock being offered in the Public Offering.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
1	Underwriting Agreement, dated June 22, 2006, among Brady Corporation, Robert W. Baird & Co. Incorporated, Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, and BMO Capital Markets Corp.

5	Opinion of Quarles & Brady LLP, dated June 22, 2006.

23	Consent of Quarles & Brady LLP (contained in Exhibit 5 hereto).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: June 22, 2006	/s/ David Mathieson

David Mathieson
Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
1	Underwriting Agreement, dated June 22, 2006, among Brady Corporation, Robert W. Baird & Co. Incorporated, Credit Suisse Securities (USA) LLC, Wachovia Capital Markets, LLC, and BMO Capital Markets Corp.

5	Opinion of Quarles & Brady LLP, dated June 22, 2006.

23	Consent of Quarles & Brady LLP (contained in Exhibit 5 hereto).